AEGON/Transamerica Series Trust

Asset Allocation – Growth Portfolio

Asset Allocation – Moderate Growth Portfolio

Asset Allocation – Moderate Portfolio

Asset Allocation – Conservative Portfolio

International Moderate Growth Fund

Supplement dated August 17, 2006 to Prospectus dated May 1, 2006,

as previously supplemented

Please retain this supplement for reference.

The following information replaces the information under each section entitled “Management– Portfolio Manager” of the above referenced funds:

* * * * *

Portfolio Managers:

The fund is managed by the following Portfolio Construction Team:

Michael Stout, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. Mr. Stout began performing asset allocation services for the fund in 2006.

Jon Hale, PhD, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar’s Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. Mr. Hale began performing asset allocation services for the fund in 2006.

Jeff McConnell, Co-Portfolio Manager, CFA, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar’s Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. McConnell began performing asset allocation services for the fund in 2006.

Maciej Kowara, PhD, Co-Portfolio Manager, CFA, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates’ research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Kowara began performing asset allocation services for the fund in 2006.